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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                                       JULY 31, 1998
                                              ----------------------------
DATE OF EARLIEST EVENT REPORTED                      JULY 16, 1998
                                              ----------------------------



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                      1-13726                           73-1395733
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(State or other jurisdiction          (Commission              (IRS Employer Identification No.)
       of incorporation)                File Number)



       6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA          73118
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             (Address of principal executive offices)             (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On July 16, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce that it had hired Donaldson, Lufkin & Jenrette Securities Corporation to act as its financial advisor in evaluating the company's various strategic opportunities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on July 16, 1998.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CHESAPEAKE ENERGY CORPORATION



                                        By: /s/ AUBREY K. MCCLENDON
                                           ---------------------------------
                                             Aubrey K. McClendon,
                                             Chief Executive Officer

Dated: July 31, 1998


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                                 EXHIBIT INDEX



EXHIBIT           DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on July 16, 1998.